                                                                    EXHIBIT 99.2

                          MIDWAY AIRLINES CORPORATION

                         NOTICE OF GUARANTEED DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   As set forth in the prospectus dated           , 2001 (the "Prospectus") in
the section entitled "The Exchange Offer--Procedures for Tendering Old Certificates" and in the accompanying letter of transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates
representing the outstanding    % Midway Airlines Pass Through Certificates,
Series 2000-1 (the "Old Certificates") are not immediately available or time will not permit such holder's Old Certificates or other required documents to reach the Exchange Agent, or complete the procedures for book-entry transfer, prior to the Expiration Date (as defined in the Prospectus and on the first page of the Letter of Transmittal) of the Exchange Offer. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the
Exchange Agent prior to 5:00 p.m., New York City time on           , 2001.

                    To ALLFIRST BANK (the "Exchange Agent")

         By Registered, Certified
       or Overnight Mail or By Hand:                By Facsimile Transmission:


               Allfirst Bank                              (410) 244-4236
        Corporate Trust Department
           25 S. Charles Street
             Mail Code 101-591
         Baltimore, Maryland 21201

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

   The undersigned hereby tender(s) to the Midway Airlines Pass Through Trust, Series 2000-1 the principal amount of the Old Certificates listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:

                                                                           Principal Amount
                                  Aggregate                                 Tendered (must
                               Principal Amount                             be in integral
   certificate                Represented by Old                             multiples of
      No(S)                     Certificate(s)                                 $1,000)
 ------------------------------------------------------------------------------------------


   This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as their name(s) appear on certificates for Old Certificates or on a security position listing as the owner of Old Certificates, or by person(s) authorized to become holders by endorsements and documents transmitted with this Notice of Guaranteed Delivery.

   Book-Entry Transfer Facility Account Number
   (if the Old Certificates will be tendered by book-entry transfer)

   ________________________________________
   Sign Here

   ________________________________________
   Account Number

   ________________________________________
   Principal Amount Tendered
   (must be in integral multiples of $1,000)

   ________________________________________
   Number and Street or P.O. Box

   ________________________________________
   City, State, Zip Code

   ________________________________________
   Signature(s)

   Dated:                    , 2001

                                   GUARANTEE

                    (Not to be used for Signature Guarantee)

    The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees that, within three (3) New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Old Certificates tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Certificates into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Certificates") and all other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.

    The institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Old Certificates to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to the undersigned.

 Name of Firm ________________________________________________________________

 _____________________________________________________________________________
                             (Authorized Signature)

 Address _____________________________________________________________________
                                                                    (Zip Code)

 Area Code and Tel. No. ______________________________________________________



 Name: _______________________________________________________________________
                             (Please Type or Print)

 Title _______________________________________________________________________

 Dated: ____________, 2001

 Note: Do not send certificates representing Old Certificates with this form.
     Certificates representing Old Certificates should be sent only with a Letter of Transmittal.



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